Nationwide Variable Insurance Trust
American Century NVIT Growth Fund
American Century NVIT Multi Cap Value Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund
Neuberger Berman NVIT Socially Responsible Fund
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT Nationwide Fund
NVIT Real Estate Fund
Templeton NVIT International Value Fund
Van Kampen NVIT Comstock Value Fund

Supplement dated March 15, 2013
to the Prospectus dated April 30, 2012

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Real Estate Fund

1.           At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on March 14, 2013, the Board approved the termination of Morgan Stanley Investment Management Inc. (“MSIM”) as a subadviser to the NVIT Real Estate Fund (the “Fund”), and approved the appointment of Brookfield Investment Management Inc. (“Brookfield”) to subadvise the Fund.  This change is anticipated to take effect on or about April 1, 2013 (the “Effective Date”).

2.           As of the Effective Date, the Prospectus, as it relates to the Fund, is amended as follows:

a.      The information under the heading “Principal Investment Strategies” on page 24 of the Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of real estate companies that are located in the United States.  Equity securities in which the Fund invests are primarily common stocks of companies of any size, including small- and mid-cap companies, and includes the securities of real estate investment trusts (“REITs”).  The Fund does not invest in real estate directly.  The Fund is nondiversified, which means that the Fund may hold larger positions in fewer securities than other funds.

The Fund’s subadviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows.  The subadviser seeks a balanced approach to investing, attempting to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends.  The subadviser uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation.  The proprietary research may include an assessment of a company’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors.  The subadviser may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile.  A security may also be sold due to changes in portfolio strategy or cash flow needs.

b.      The information found under the heading “Principal Risks” on page 24 of the Prospectus is deleted in its entirety and replaced with the following:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Sector risk – emphasizing investments in real estate businesses can make the Fund more susceptible to financial, market or economic events affecting the particular issuers and real estate businesses in which it invests than funds that do not emphasize particular sectors.

Real estate market risk – your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may continue to fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, including any potential defects in mortgage documentation or in the foreclosure process. In particular, dramatic slowdowns in the housing industry, due in part to falling home prices and increasing foreclosures and unemployment, have created strains on financial institutions. For example, developments relating to sub-prime mortgages have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for companies to obtain financing on attractive terms, or at all, so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. These developments may also adversely affect the prices at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms at all. These developments affecting the real estate industry could adversely affect the real estate companies in which the Fund invests.

REIT risk – REITs are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for pass-through of income under the Internal Revenue Code of 1986, as amended, affecting their value. Other factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

Small- and mid-cap risk – small and mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve more risk.

Nondiversified fund risk – because the Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

c.      The information under the heading “Subadviser” on page 25 of the Prospectus is deleted in its entirety and replaced with the following:

Brookfield Investment Management Inc. (“Brookfield”)

d.      The information under the heading “Portfolio Manager” on page 25 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Jason Baine	Managing Director	Since 2013
Bernhard Krieg, CFA	Managing Director	Since 2013

e.      The information under the heading “Principal Investment Strategies” on page 39 of the Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of real estate companies that are located in the United States.  Real estate companies include, but are not limited, to the following types of companies:

• Real estate investment trusts (“REITs”);
• Real estate operating companies (“REOCs”);
• Brokers, developers, and builders of residential, commercial, and industrial properties;
• Property management firms;
• Finance, mortgage and mortgage servicing firms;
• Construction supply and equipment manufacturing companies; and
•  Firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining and agricultural companies.

Equity securities in which the Fund invests are primarily common stocks of companies of any size, including small- and mid-cap companies.  The Fund does not invest in real estate directly.  The Fund is nondiversified, which means that the Fund may hold larger positions in fewer securities than other funds.

The Fund’s subadviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows.  The subadviser seeks a balanced approach to investing, attempting to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends.  The subadviser uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation.  The proprietary research may include an assessment of a company’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors.  The subadviser may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile.  A security may also be sold due to changes in portfolio strategy or cash flow needs.

f.      The second paragraph under “Principal Risks” on page 39 of the Prospectus is deleted and replaced with the following:

In addition, the Fund is subject to STOCK MARKET RISK, SMALL-AND MID-CAP RISKS, COUNTRY OR SECTOR RISK, REIT AND REAL ESTATE RISK, and NONDIVERSIFIED RISK each of which is described in the section “Risks of Investing in the Funds” beginning on page 42.

g.      The following information replaces the term and definition of “U.S. real estate company” found under the heading “Key Terms” on page 39 of the Prospectus:

Real estate company – a company that (i) derives at least 50% of its revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (ii) invests at least 50% of its assets in such real estate.

h.      The tenth paragraph on page 43 of the Prospectus under the heading “Risks of Investing in the Funds” is deleted in its entirety and replaced with the following:

REIT and real estate risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general.  These risks include:

•	declines in the value of real estate;
•	risks related to general and local economic conditions;
•	possible lack of availability of mortgage funds;
•	overbuilding;
•	extended vacancies of properties;
•	increased competition;
•	increases in property taxes and operating expenses;

•	changes in zoning laws;
•	losses due to costs resulting from the clean-up of environmental problems;
•	liability to third parties for damages resulting from environmental problems;
•	casualty or condemnation losses;
•	limitations on rents;
•	changes in neighborhood values and the appeal of properties to tenants; and
•	changes in interest rates.

In addition to the risks of securities linked to the real estate industry, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition, REITs could possibly fail to qualify for pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended, resulting in a loss of value. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT.  In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Foreign REIT-like entities will be subject to foreign securities risk.

In addition to its own expenses, a Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.  Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced.  Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.

i.      The sixth paragraph under the heading “Fund Management – Subadvisers” on page 45 of the Prospectus is deleted in its entirety.

j.  The following information supplements the information under the heading “Fund Management – Subadvisers” on page 45 of the Prospectus:

BROOKFIELD INVESTMENT MANAGEMENT INC. (“BROOKFIELD”) is the subadviser for the NVIT Real Estate Fund.  Brookfield is located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.  Founded in 1989, Brookfield is a wholly-owned subsidiary of Brookfield Asset Management Inc., a publicly-held global asset manager focused on property, power and other infrastructure assets.

k.      The information under the heading “Fund Management – Portfolio Management,” under the subheading “NVIT Real Estate Fund” on page 47 of the Prospectus is deleted in its entirety and replaced with the following:

Jason Baine and Bernhard Krieg, CFA, are responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments.

Mr. Baine is a Portfolio Manager across Brookfield’s U.S. and Global REIT strategies. He oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. Mr. Baine joined Brookfield in September 2001. He has 17 years of investment management experience in the real estate securities area, including portfolio management for institutional accounts. Mr. Baine is a member of the National Association of Real Estate Investment Trusts (NAREIT) and has a Bachelor of Arts degree in Government and Economics from Georgetown University.

Mr. Krieg is a Portfolio Manager across Brookfield’s U.S. and Global REIT strategies. He oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. He joined Brookfield in April 2006 and has 15 years of industry experience. Mr. Krieg received a Master’s degree in Land Economics and Real Estate from Texas A&M University and his undergraduate equivalent in Business Administration and Civil Engineering from the Technical University in Dresden, Germany. He also holds the Chartered Financial Analyst designation.

3.           Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Brookfield.

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